FAIR VALUE AND RISK MANAGEMENT	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about financial instruments [abstract]
FAIR VALUE AND RISK MANAGEMENT

18.	FAIR VALUE AND RISK MANAGEMENT

(a)Fair Value of Financial Instruments

The following table provides the measurement basis of financial assets and liabilities as at December 31, 2022 and 2021:

As at December 31,			2022			2021
	Carrying Value		Fair Value	Carrying Value		Fair Value
Financial assets
Other assets	$291	(1)	$291	$308	(1)	$308
Derivatives	151,855		151,855	62,768		62,768
Loan receivable	69,186		69,186	10,471		10,471
Accounts receivable	12,176		12,176	10,771		10,771
Cash and cash equivalents	135,081		135,081	402,513		402,513
	$368,589		$368,589	$486,831		$486,831

Financial liabilities
Unsecured debentures, net	$1,893,186	(3)	$1,672,290	$1,891,742		$1,914,560
Unsecured term loans, net	1,090,451		1,090,451	533,347		533,347
Secured debt	51,373		51,373	763		763
Derivatives	13,467	(4)	13,467	18,624		18,624
Accounts payable and accrued liabilities	114,775	(2)	114,775	113,244		113,244
Distributions payable	16,991		16,991	16,969		16,969
	$3,180,243		$2,959,347	$2,574,689		$2,597,507
(1)    Long-term receivables included in other assets (note 6).
(2)    Foreign exchange collars of $2.4 million included in accounts payable and accrued liabilities.
(3)    Balance includes current and non-current portions (note 8(b)).
(4)    Balance includes current and non-current portions (note 8(c)).
The fair values of the Trust’s loan receivable, accounts receivable, cash and cash equivalents, accounts payable and accrued liabilities and distributions payable approximate their carrying amounts due to the relatively short periods to maturity of these financial instruments. The fair value of the long-term receivable included in other assets approximates its carrying amount as the receivable bears interest at rates comparable to current market rates. The fair values of the unsecured debentures are determined using quoted market prices. The fair values of the secured debt and term loans approximate their carrying amounts as the secured debt and term loans bear interest at rates comparable to the current market rates. The fair values of the derivatives and foreign exchange collars are determined using market inputs quoted by their counterparties.

The Trust periodically purchases foreign exchange collars to hedge specific anticipated foreign currency transactions and to mitigate its foreign exchange exposure on its net cash flows. At December 31, 2022, the Trust held 12 outstanding foreign exchange collar contracts with a notional value of US$72.0 million and contracts the Trust to sell US dollars and receive Canadian dollars if specific US dollar exchange rates relative to the Canadian dollar are met. At December 31, 2022, the Trust also held 18 outstanding foreign exchange collar contracts with a notional value of €24.0 million and contracts the Trust to sell Euros and receive Canadian dollars if specific Euro exchange rates relative to the Canadian dollar are met. For the year ended December 31, 2022, the Trust recorded a net fair value loss of $2.4 million related to the outstanding foreign exchange collar contracts (note 14(e)). The Trust did not employ hedge accounting for these financial instruments.As at December 31, 2021, the Trust did not have any outstanding foreign exchange collar contracts. During the year ended December 31, 2021, the Trust held foreign exchange collar contracts to sell US dollars and Euros which resulted in a net fair value loss of $2.6 million (note 14(e)). The Trust did not employ hedge accounting for these financial instruments.Fair Value Hierarchy
Fair value measurements are based on inputs of observable and unobservable market data that a market participant would use in pricing an asset or liability. IFRS establishes a fair value hierarchy which is summarized below:

Level 1:    Fair value determined using quoted prices in active markets for identical assets or liabilities.

Level 2:    Fair value determined using significant observable inputs, generally either quoted prices in active markets for similar assets or liabilities or quoted prices in markets that are not active.

Level 3:    Fair value determined using significant unobservable inputs, such as pricing models, discounted cash flows or similar techniques.

The following tables represent information related to the Trust’s assets and liabilities measured or disclosed at fair value on a recurring and non-recurring basis and the level within the fair value hierarchy in which the fair value measurements fall.

As at December 31, 2022	Level 1	Level 2	Level 3
ASSETS AND LIABILITIES MEASURED OR DISCLOSED AT FAIR VALUE
Assets measured at fair value
Investment properties (note 4)	$—	$—	$8,839,571
Assets held for sale (note 5)	—	—	41,182
Derivatives (note 8)	—	151,855	—
Loan receivable (note 7)	—	69,186	—

Liabilities measured or disclosed at fair value
Unsecured debentures, net (note 8)	1,672,290	—	—
Unsecured term loans, net (note 8)	—	1,090,451	—
Secured debt (note 9)	—	51,373	—
Foreign exchange collars included in accounts payable and accrued liabilities	—	2,426	—
Derivatives (note 8)	—	13,467	—
Net (liabilities) assets measured or disclosed at fair value	$(1,672,290)	$(936,676)	$8,880,753

As at December 31, 2021	Level 1	Level 2	Level 3
ASSETS AND LIABILITIES MEASURED OR DISCLOSED AT FAIR VALUE
Assets measured at fair value
Investment properties (note 4)	$—	$—	$7,971,158
Assets held for sale (note 5)	—	—	64,612
Derivatives (note 8)	—	62,768	—
Loan receivable (note 7)	—	10,471	—

Liabilities measured or disclosed at fair value
Unsecured debentures, net (note 8)	1,914,560	—	—
Unsecured term loans, net (note 8)	—	533,347	—
Secured debt (note 9)	—	763	—
Derivatives (note 8)	—	18,624	—
Net (liabilities) assets measured or disclosed at fair value	$(1,914,560)	$(479,495)	$8,035,770

For assets and liabilities that are measured at fair value on a recurring basis, the Trust determines whether transfers between the levels of the fair value hierarchy have occurred by reassessing categorization (based on the lowest level input that is significant to the fair value measurement as a whole) at the end of each reporting period. For the years ended December 31, 2022 and 2021, there were no transfers between the levels.
Refer to note 4, Investment Properties, for a description of the valuation technique and inputs used in the fair value measurement and for a reconciliation of the fair value measurements of investment properties which are recognized in Level 3 of the fair value hierarchy.Risk Management
The main risks arising from the Trust’s financial instruments are credit, interest rate, foreign exchange and liquidity risks. The Trust’s approach to managing these risks is summarized below:

(i)Credit risk

The Trust’s financial assets that are exposed to credit risk consist primarily of cash and cash equivalents, loan receivable and accounts receivable.

Cash and cash equivalents include short-term investments, such as term deposits, which are invested in governments and financial institutions with a minimum credit rating of BBB+ (based on Standard & Poor’s (“S&P”) rating scale) or Baa1 (based on Moody’s Investor Services’ (“Moody’s”) rating scale). Concentration of credit risk is further reduced by limiting the amount that is invested in any one government or financial institution according to its credit rating. Further credit risk arises in the event that a borrower of a loan receivable defaults on the repayment of amount owing to the Trust. The Trust endeavours to ensure adequate security has been provided in support of the loan receivable.

Magna accounted for approximately 25% of the Trust’s rental revenue during the year ended December 31, 2022. Although its operating subsidiaries are not individually rated, Magna International Inc. has an investment grade credit rating from Moody’s, S&P and
DBRS Morningstar which mitigates the Trust’s credit risk. Substantially all of the Trust’s accounts receivable are collected within 30 days. The balance of accounts receivable past due is not significant.

(ii)Interest rate risk

As at December 31, 2022, the Trust’s exposure to interest rate risk is limited. Approximately 62% of the Trust’s interest bearing debt consists of fixed rate debt in the form of the 2023 Debentures, the 2027 Debentures, the 2028 Debentures and the 2030 Debentures. After taking into account the related derivatives, the 2023 Debentures, the 2027 Debentures, the 2028 Debentures and the 2030 Debentures have effective fixed interest rates of 2.430%, 2.964%, 1.004% and 1.045%, respectively. The remaining 38% of the Trust’s interest bearing debt consists of variable rate debt in the form of the 2024 Term Loan, the 2025 Term Loan, the 2026 Term Loan and secured debt. After taking into account the related derivatives, the 2024 Term Loan, the 2025 Term Loan and the 2026 Term Loan have effective fixed interest rates of 0.272%, 5.016% and 1.105%, respectively. The secured debt is carried at a variable rate of interest equal to the US prime rate less 90 basis points.

(iii)Foreign exchange risk

As at December 31, 2022, the Trust is exposed to foreign exchange risk primarily in respect of movements in the Euro and the US dollar. The Trust is structured such that its foreign operations are primarily conducted by entities with a functional currency which is the same as the economic environment in which the operations take place. As a result, the net income impact of currency risk associated with financial instruments is limited as its financial assets and liabilities are generally denominated in the functional currency of the subsidiary that holds the financial instrument. However, the Trust is exposed to foreign currency risk on its net investment in its foreign currency denominated operations and certain Trust level foreign currency denominated assets and liabilities. At December 31, 2022, the Trust’s foreign currency denominated net assets are $6.4 billion primarily in US dollars and Euros. A 1% change in the US dollar and Euro exchange rates relative to the Canadian dollar would result in a gain or loss of approximately $44.5 million and $19.5 million, respectively, to comprehensive income.

Granite generates rental income that is not all denominated in Canadian dollars. Since the financial results are reported in Canadian dollars, the Trust is subject to foreign currency fluctuations that could, from time to time, have an impact on the operating results. For the year ended December 31, 2022, a 1% change in the US dollar and Euro exchange rates relative to the Canadian dollar would have impacted revenue by approximately $2.5 million and $1.3 million, respectively.

For the year ended December 31, 2022, the Trust has designated its derivatives relating to the $1.3 billion of unsecured debentures and $550.4 million of unsecured term loans as hedges of its net investment in the European operations (note 8(c)). Furthermore, the Trust has designated its derivatives relating to the $650.0 million of unsecured debentures, the combination of the $541.3 million of unsecured term loan and its related derivative, and the US dollar draws under the Credit Facility, as hedges of its net investment in the United States operations (note 8(c)).

(iv)Liquidity risk

Liquidity risk is the risk the Trust will encounter difficulties in meeting its financial obligations as they become due. The Trust may also be subject to the risks associated with debt financing, including the risks that the unsecured debentures, term loans and credit facility may not be able to be refinanced. The Trust’s objectives in minimizing liquidity risk are to maintain prudent levels of leverage on its investment properties, maintaining ample capacity on its Credit Facility, staggering its debt maturity profile and maintaining an investment grade credit rating. In addition, the Declaration of Trust establishes certain debt ratio limits.

The estimated contractual maturities of the Trust’s financial liabilities are summarized below:

	Payments due by year
As at December 31, 2022	Total	2023	2024	2025	2026	2027	Thereafter
Unsecured debentures	$1,900,000	$400,000	$—	$—	$—	$500,000	$1,000,000
Unsecured term loans	1,091,651	—	250,351	541,300	300,000	—	—
Derivatives	13,467	7,076	—	—	—	—	6,391
Secured debt	51,373	51,373	—	—	—	—	—
Interest payments(1):
Unsecured debentures, net of derivatives	146,891	34,798	24,971	24,971	24,971	17,516	19,664
Unsecured term loans, net of derivatives	88,275	31,563	31,714	24,998	—	—	—
Accounts payable and accrued liabilities	114,775	112,755	1,458	562	—	—	—
Distributions payable	16,991	16,991	—	—	—	—	—
	$3,423,423	$654,556	$308,494	$591,831	$324,971	$517,516	$1,026,055
(1) Represents aggregated interest expense expected to be paid over the term of the debt, on an undiscounted basis, based on actual current interest rates and average foreign exchange rates.